SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K/A
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                               June 28, 1996
                     (Date of earliest event reported)

                            Lanxide Corporation
           (Exact name of Registrant as specified in its charter)

       Delaware               0-16293               51-0270253
     (State of          (Commission File No.)      (IRS Employer
     Incorporation)                                Identification No.)

                             1300 Marrows Road
                           Newark, Delaware 19714
        (Address of principal executive offices, including zip code)

                                (302) 456-6200
            (Registrant's telephone number, including area code)

       _____________________________________________________________
       (Former name or former address, if changed since last report)


          ITEM 2.

                    On July 17, 1996, Lanxide Corporation, a
          Delaware corporation (the "Company"), reported that on June 28, 1996, it consummated the following transactions:
          (i) the Company acquired from E.I. du Pont de Nemours & Company, a Delaware corporation ("DuPont"), the ownership interests in Lanxide Electronic Components, Inc. ("LEC") and Lanxide Armor Company, L.P. ("LAC") not previously owned by the Company and (ii) the Company sold to DuPont 20% of its ownership interest in DuPont Lanxide Composites, Inc. ("DLC") (the "Restructuring"). Prior to the Restructuring, each of LEC, LAC and DLC was a joint venture in which the Company owned 80%, 27% and 30%, respectively, and DuPont owned the remaining percentage of each venture. Upon consummation of the Restructuring, LEC and LAC became wholly owned subsidiaries of the Company, and the Company reduced its ownership interest in DLC to 10%.

          ITEM 7.

                    Set forth below are the financial statements required to be filed in connection with the Restructuring.


(a)  Consolidated Financial Statements of Lanxide Armor Company, L.P.

                     Report of Independent Accountants


To the Partners of
Lanxide Armor Company, L.P.

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations, of partners' capital and of cash flows present fairly, in all material respects, the financial position of Lanxide Armor Company, L.P. and subsidiary at September 30, 1995, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 1 to the financial statements, the Company's principal business activities are development and commercialization of proprietary technology. The Company's significant continuing investment in product development and commercialization activities has resulted in significant losses.
This factor raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



PRICE WATERHOUSE LLP

Philadelphia, Pennsylvania
August 23, 1996



                   LANXIDE ARMOR COMPANY, L.P.
                   CONSOLIDATED BALANCE SHEET
                       SEPTEMBER 30, 1995
                      (Dollars in thousands)



ASSETS

Cash and cash equivalents                                       $228
Accounts receivable                                            1,225
Receivable from related parties                                1,787
Inventories                                                      950
Other current assets                                              23
                                                            -----------
  Total current assets                                         4,213

Property and equipment, net                                    6,334
                                                            -----------
                                                             $10,547
                                                             ==========

LIABILITIES AND PARTNERS' CAPITAL

Accounts payable and accrued expenses                           $736
Payable to related party                                         694
                                                             ----------
  Total current liabilities                                    1,430

Deferred compensation                                             16
                                                             ----------
                                                               1,446
                                                             ----------

Partners' capital

   Contributed capital                                        39,302
   Accumulated deficit                                      (30,201)
                                                            ---------
      Partners' capital                                        9,101
                                                            -----------
                                                             $10,547
                                                            ===========

The accompanying notes are an integral part of these financial statements.



                       LANXIDE ARMOR COMPANY, L.P.
                 CONSOLIDATED STATEMENT OF CASH FLOWS
                     YEAR ENDED SEPTEMBER 30, 1995
                         (Dollars in thousands)


CASH FLOWS FROM OPERATING ACTIVITIES:

Net loss                                                            $(2,861)
Adjustments to reconcile net loss to net cash used in
   operating activities:
 Depreciation                                                            688
 Changes in assets and liabilities
    Increase in receivables                                           (1,747)
    Increase in inventories                                             (585)
    Decrease in other current assets                                     343
    Increase in accounts payable and accrued expenses                  1,159
                                                                 ------------
   Net cash used in operating activities                              (3,003)
                                                                 ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Capital additions                                                    (1,791)
                                                                 ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Capital contributions                                                 4,430
                                                                ------------
Net decrease in cash and cash equivalents                               (364)

Cash and cash equivalents, beginning of period                           592
                                                                 ------------
Cash and cash equivalents, end of period                                $228
                                                                 ============

The accompanying notes are an integral part of these financial statements.


                       LANXIDE ARMOR COMPANY, L.P.
               CONSOLIDATED STATEMENT OF PARTNERS' CAPITAL
                     YEAR ENDED SEPTEMBER 30, 1995
                        (Dollars in thousands)

                                                   E.I. DUPONT
                                  LANXIDE ARMOR    DE NEMOURS
                                  PRODUCTS INC.    & COMPANY          TOTAL

Balance, September 30, 1994           $4,429         $3,103           $7,532

Contributed capital                      150          4,280           4,430

Net loss                              (1,417)        (1,444)         (2,861)
                                     --------        -------          -------
Balance, September 30, 1995           $3,162         $5,939           $9,101
                                     --------        -------          ------



The accompanying notes are an integral part of these financial statements.



                    LANXIDE ARMOR COMPANY, L.P.
              CONSOLIDATED STATEMENT OF OPERATIONS
                  YEAR ENDED SEPTEMBER 30, 1995
                      (Dollars in thousands)



Revenue:
  Sales                                                $2,648
  Research and development contract revenue             4,313
                                                 -------------
                                                        6,961
                                                 -------------
Operating costs:
  Cost of sales                                         2,815
  Research and development contract costs               3,882
  Research and development                              1,984
  Selling, general and administration                     927
                                                 -------------
                                                        9,608
                                                 -------------
Loss from operations                                  (2,647)
Other expense                                           (346)
Interest income                                           132
                                                 -------------
Net loss                                             $(2,861)
                                                 =============


The accompanying notes are an integral part of these financial statements.



NOTE 1 - ORGANIZATION AND BUSINESS,
         SIGNIFICANT ACCOUNTING POLICIES
         AND LIQUIDITY:

     Organization and business:

Lanxide Armor Company, L.P. (the Company) is a limited partnership organized under the laws of the State of Delaware. The Company was formed in 1987 to develop and commercialize armor products using a new class of proprietary materials called LANXIDE(TM) reinforced ceramics and metals and CERASET(TM) ceramers (collectively LANXIDE(TM) technology). Lanxide Armor Products, Inc.
(LAP), a wholly-owned subsidiary of Lanxide Corporation (Lanxide), was initially the managing partner with a 60% interest, and E. I. DuPont de Nemours & Company (DuPont) was the limited partner with a 40% interest. All funding requirements in excess of initial capital contributions as contemplated in the partnership agreement are determined annually and are generally funded based upon each partner's percentage interest. If a partner funds less than the amount required based upon its ownership interest, the partner's respective interest in the partnership may be reduced in accordance with the terms of the agreements. Prior to June 30, 1995, LAP had funded less than the required amount and its ownership percentage had been reduced to 57%. On June 30, 1995, LAP sold a 30% equity interest in the Company to DuPont which reduced its ownership percentage to 27%.

     Significant accounting policies:

CONSOLIDATION - The consolidated financial statements include the accounts of the Company, its subsidiary, and its affiliates which are majority-owned. Transactions with its majority-owned affiliates are eliminated in con-solidation.

INVENTORIES - Inventories are valued at the lower of average cost or market and consist of the following:

   Raw materials and supplies                                   $ 183
   Work in process                                                767
                                                                 ----

                                                                $ 950

PROPERTY AND EQUIPMENT - Property and equipment are carried at cost, and depreciation is computed using the straight-line method over estimated useful asset lives. Maintenance and repair costs are expensed as incurred; significant renewals and betterments are capitalized.

SALES AND RESEARCH AND DEVELOPMENT CONTRACT REVENUE RECOGNITION - Sales are recognized as products are shipped and, for certain other contracts, using the percentage-of-completion method of accounting. Certain sales include charges to customers for materials, process and prototype development, and applications engineering required to fulfill product specifications. Research and development contract revenue is recognized as services are provided.

RESEARCH AND DEVELOPMENT - Research and development costs are expensed as incurred.

CASH AND CASH EQUIVALENTS - All highly liquid investments with a maturity of three months or less when purchased are considered to be cash equivalents.

LIQUIDITY - The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company's significant ongoing investment in product development and commercialization activities has resulted in significant losses. The Company anticipates its funding for the coming year will be derived primarily from research and development contract revenue, sales, and repayments of receivables from related parties. There is no assurance that the Company's partners will continue to provide financing to the Company in the future or that alternative financing will be available.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make reasonable estimates and assumptions, based upon all known facts and circumstances, that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from estimates.

NOTE 2 - PROPERTY AND EQUIPMENT:

    Property and equipment at September 30, 1995 consisted of the following:

                                                                    Estimated
                                                                  useful lives
Leasehold improvements                                 $    513     10-12 years
Machinery and equipment                                   8,049      5-10 years
Furniture and fixtures                                       58       10 years
                                                       --------
                                                          8,620

Less - Accumulated depreciation                          (2,286)
                                                       ---------
                                                        $ 6,334

NOTE 3 - ACCOUNTS PAYABLE AND
           ACCRUED EXPENSES:

Accounts payable and accrued expenses at September 30, 1995 consisted of the following:

Trade accounts payable                                 $    533
Compensation-related costs                                  145
Other                                                        58
                                                       --------
                                                       $    736

NOTE 4 - INCOME TAXES:

In accordance with federal and state income tax laws, the partners individually report their respective share of income or loss. Accordingly, no provision has been made for federal and state income taxes.

NOTE 5 - SIGNIFICANT CUSTOMERS / RELATED PARTY TRANSACTIONS

All sales revenue in fiscal 1995 was derived from unrelated parties. Two customers comprised approximately 85% and 11%, respectively of total sales.

The Company performs development and production activities on behalf of certain related parties. All research and development contract revenue in fiscal 1995 was derived from these related parties. Receivables at September 30, 1995 associated with these revenues consisted of the following:

Lanxide ThermoComposites, Inc.                   $  1,280
Lanxide Performance Materials, Inc.                   285
Lanxide Electronic Components Inc.                    115
DuPont Lanxide Composites Inc.                        107
                                                 --------
                                                 $  1,787

Lanxide ThermoComposites, Inc. and Lanxide Performance Materials, Inc. receivables are payable to the Company as proceeds from sales to unaffiliated third parties are received by these two companies.
All other receivables are payable currently.


NOTE 6 - EMPLOYEE BENEFIT PLANS:

The Company participates in Lanxide's 401(k) Matched Savings Plan that permits eligible employees to defer and have the Company contribute a portion of their compensation on a pre-tax basis to the Plan. The Company may make a matching contribution of fifty cents for each dollar deferred by a participant up to 4% of a participant's compensation. In additon, the Company participates in Lanxide's Employee Stock Option Plan.


NOTE 7 - SUBSEQUENT EVENTS:

On June 28, 1996, Lanxide, through its wholly-owned subsidiary, LAP, purchased the 73% ownership interest in the Company held by DuPont; therefore, as of that date, the Company became a wholly-owned subsidiary of Lanxide.


      (b)  UNAUDITED PRO FORMA FINANCIAL STATEMENTS OF LANXIDE CORPORATION:

               A. The following summarizes the unaudited and condensed pro forma results of operations of Lanxide Corporation (Lanxide) for the fiscal year ended September 30, 1995, to give effect to the sale of Lanxide Precision, Inc. on May 25, 1995; the sale of substantially all of the assets of Alanx Products, Inc. (Alanx), on June 25, 1995, with the exception of dividends on the Alanx preferred stock which will continue to accrue; the purchase of DuPont's interests in Lanxide Armor Company, L.P. and Lanxide Electronic Components, Inc. on June 30, 1995, and June 28, 1996 and the sale of the controlling interest in Lanxide ThermoComposites Inc. on December 13, 1995, as if all had occurred on October 1, 1994. The loss associated with the sale of Alanx has been eliminated for pro forma purposes.

Revenue                                                    $      14,214
Loss from operations                                       $     (13,474)
Net loss                                                   $     (15,743)
Historical loss per share                                  $       (1.51)
Historical average number of common shares outstanding            10,443

All potentially dilutive securities have an antidilutive effect on the loss per share and, therefore, have not been used in determining the total weighted average number of common shares outstanding.

               B. The unaudited and condensed pro forma results of operations of Lanxide for the nine months ended June 30, 1996, are incorporated in this Report by reference to the Form 10Q for the period ending June 30, 1996.

               C. The pro forma balance sheet of Lanxide as of June 30, 1996, is incorporated in this Report by reference to the Form 10Q for the period ending June 30, 1996.


          SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LANXIDE CORPORATION

                                   By:  /s/ Robert J. Ferris
                                        Robert J. Ferris
                                        Secretary, Treasurer and
                                          Vice President-Administration

          Date:  September 16, 1996